UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

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GS ACQUISITION HOLDINGS CORP

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): January 31, 2020

GS Acquisition Holdings Corp

(Exact name of Registrant as specified in its charter)

Delaware	001-38518	81-2376902
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 West Street
New York, New York		10282
(Address of principal executive offices)		(Zip Code)

(212) 902-1000

(Registrant’s telephone number, including area code)

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Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value per share (“Class A Common Stock”), and one-third of one redeemable warrant to purchase one share of Class A Common Stock	GSAH.U	New York Stock Exchange
Class A Common Stock	GSAH	New York Stock Exchange
Redeemable warrants to purchase Class A Common Stock	GSAH WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

As previously disclosed, on December 10, 2019, GS Acquisition Holdings Corp, a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, Vertiv Holdings, LLC, a Delaware limited liability company (“Vertiv Holdings”), VPE Holdings, LLC, a Delaware limited liability company, and the other parties thereto (the transactions contemplated by the Merger Agreement, the “Business Combination”). Following the closing of the Business Combination, the Company will own all the equity interests of Vertiv Holdings and its subsidiaries (collectively, “Vertiv”). The information provided below relates to the business of Vertiv.

Item 8.01 Other Events.

The Company’s Current Report on Form 8-K filed on December 10, 2019 disclosed that following the consummation of the Business Combination, Vertiv would be favorably positioned to explore future financing options to further optimize its capital structure. On January 31, 2020, Vertiv commenced a process to refinance its existing term loan credit facility and amend and extend its existing asset-based revolving credit facility. The proposed refinancing transaction is expected to reduce Vertiv’s debt service requirements and leverage and extend the maturity profile of its indebtedness. It is anticipated that the proposed refinancing transaction will close during the first quarter of 2020 following the Business Combination. As the terms of the proposed refinancing transaction have not been finalized, the structure, timing and anticipated impact are subject to change.

Forward-Looking Statements

This Current Report on Form 8-K (this “Current Report”) contains “forward-looking statements” within the meaning of The Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, statements regarding the consummation of the Business Combination and Vertiv’s proposed refinancing transactions. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this Current Report, words such as “pro forma,” “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. When the Company discusses strategies or plans, including as they relate to the Business Combination or the proposed refinancing transaction, it is making projections, forecasts and forward-looking statements. Such statements are based on the beliefs of, as well as assumptions made by and information currently available to, the Company’s management.

These forward-looking statements involve significant risk and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside the Company’s and Vertiv’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the Company’s ability to complete the Business Combination and related transactions or, if the Company does not complete the Business Combination, any other initial business combination; (2) satisfaction or waiver (if applicable) of the conditions to the Business Combination, including with respect to the approval of the stockholders of the Company; (3) the ability to maintain the listing of the combined company’s securities on the New York Stock Exchange; (4) the inability of Vertiv to complete the proposed refinancing transaction on the anticipated timeframe or terms, or with the expected benefits or at all; (5) the risk that the Business Combination or the proposed refinancing transaction disrupt current plans and operations of the Company or Vertiv; (6) the ability to recognize the anticipated benefits of the Business Combination or the proposed refinancing transaction, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (7) costs related to the Business Combination or the proposed refinancing transaction; (8) changes in applicable laws or regulations and delays in obtaining, adverse conditions contained in, or the inability to obtain necessary regulatory approvals required to complete the Business Combination; (9) the possibility that the Company and Vertiv may be adversely affected by other economic, business, and/or competitive factors; (10) the outcome of any legal proceedings that may be instituted against the Company, Vertiv or any of their respective directors or officers; (11) the failure to realize anticipated pro forma results and underlying assumptions, including with respect to estimated stockholder redemptions and purchase price and other adjustments; and (12) other risks and uncertainties indicated from time to time in the Definitive Proxy Statement (as defined below), including those under “Risk Factors” therein, and other documents filed or to be filed with the SEC by the Company.

Forward-looking statements included in this Current Report speak only as of the date of this Current Report. Neither the Company nor Vertiv undertakes any obligation to update its forward-looking statements to reflect events or circumstances after the date of this Current Report. Additional risks and uncertainties are identified and discussed in the Company’s reports filed with the SEC and available at the SEC’s website at http://www.sec.gov.

Additional Information about the Transaction and Where to Find It

The Company filed a definitive proxy statement with the SEC on January 17, 2019 (the “Definitive Proxy Statement”) in connection with the Business Combination and has mailed the Definitive Proxy Statement, and will mail other relevant documents, if any, to its stockholders as of the Record Date (as defined below). The Definitive Proxy Statement contains important information about the Business Combination and the other matters to be voted upon at a special meeting of the stockholders to be held to approve the Business Combination and other matters, and is not intended to provide the basis for any investment decision or any other decision in respect of such matters. The Company’s stockholders and other interested persons are advised to read the Definitive Proxy Statement carefully and in its entirely as it contains important information about the Company, Vertiv and the Business Combination. The Definitive Proxy Statement has been mailed to the stockholders of the Company as of January 16, 2020, the record date established for voting on the Business Combination and the other matters to be voted upon at the special meeting (the “Record Date”). The Company’s stockholders are able to obtain copies of the Definitive Proxy Statement, without charge, at the SEC’s website at http://www.sec.gov, or by directing a request to: IR-GSacquisition@gs.com.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 31, 2020

GS Acquisition Holdings Corp

/s/ David M. Cote
Name:	David M. Cote
Title:	Chairman and Chief Executive Officer